Venerable Insurance and Annuity Company
and the following variable annuity supported by its Variable Annuity Accounts B:

Preferred Advantage Variable Annuity

Prospectus Supplement Dated May 1, 2024

This supplement updates the Prospectus for your variable annuity contract and subsequent supplements thereto. Please read it carefully and keep it with your Prospectus for future reference.

IMPORTANT INFORMATION REGARDING FUND NAME AND SHARE CLASS NAME CHANGES

Effective as of May 1, 2024, the following Funds have changed their names and share class names as follows:

Old Fund Name and Share Class Name	New Fund Name and Share Class Name
ClearBridge Variable Aggressive Growth Portfolio – Class II	ClearBridge Variable Growth Portfolio – Class II
Delaware Ivy VIP Asset Strategy – Class II	Macquarie VIP Asset Strategy – Service Class
Delaware Ivy VIP Balanced – Class II	Macquarie VIP Balanced – Service Class
Delaware Ivy VIP Energy – Class II	Macquarie VIP Energy – Service Class
Delaware Ivy VIP High Income – Class II	Macquarie VIP High Income – Service Class
Delaware Ivy VIP International Core Equity – Class II	Macquarie VIP International Core Equity – Service Class
Delaware Ivy VIP Mid Cap Growth – Class II	Macquarie VIP Mid Cap Growth – Service Class
Delaware Ivy VIP Science and Technology – Class II	Macquarie VIP Science and Technology – Service Class
Delaware Ivy VIP Small Cap Growth – Class II	Macquarie VIP Small Cap Growth – Service Class
Delaware Ivy VIP Smid Cap Core – Class II	Macquarie VIP Smid Cap Core – Service Class

The following information only affects you if you currently invest in or plan to invest in the Subaccount that corresponds to the DWS CORE EQUITY VIP – CLASS B OR THE DWS HIGH INCOME VIP – CLASS B (EACH, A “LIQUIDATING PORTFOLIO’ AND, TOGETHER, the “LIQUIDATING PortfolioS”).

IMPORTANT INFORMATION REGARDING THE UPCOMING LIQUIDATION OF THE LIQUIDATING PORTFOLIOS

On February 22-23, 2024, the Board of Trustees of the Liquidating Portfolios voted to liquidate and terminate each of the Liquidating Portfolios. The liquidation is expected to take place on or about June 17, 2024 (the “Liquidation Date”).

Voluntary Transfers Before the Liquidation Date. Any time prior to the Liquidation Date you may transfer amounts allocated to a Subaccount that invests in the Liquidating Portfolios to any other available Subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by writing to Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or calling (800) 366-0066. See the “Investment Options” section of your most recent Notice document and the section in the Contract prospectus that deals with transfers among investment options for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. On the Liquidation Date and after our receipt of the proceeds from the liquidation of the Liquidating Portfolios, amounts allocated to a Subaccount that invested in the Liquidating Portfolios will be automatically reallocated to the Subaccount that invests in Class S2 shares of the Voya Government Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Contract value immediately before the reallocation will equal your Contract value immediately after the reallocation.

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Information about the Voya Government Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and the investment objective of the Voya Government Liquid Assets Portfolio. More detailed information can be found in the most recent Notice document and in the current prospectus and Statement of Additional Information for this fund.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the most recent Notice document and in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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